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                AMENDMENT TO RIGHTS AGREEMENT


          This AMENDMENT, dated as of August 6, 1995, is be-tween FIRSTIER FINANCIAL, INC., a Nebraska corporation (the
"Company"), and STATE STREET BANK AND TRUST COMPANY, as rights agent (the "Rights Agent").

                          RECITALS

          A. The Company and the Rights Agent are parties to a Rights Agreement dated as of December 19, 1994 (the
"Rights Agreement").

          B. First Bank System, Inc. ("First Bank") and the Company have entered into an Agreement of Merger and Consolidation (the "Merger Agreement") pursuant to which the Company will merge with and into First Bank (the "Merger"), and a related Stock Option Agreement (the "Option Agree-ment"). The Board of Directors of the Company has approved the Merger Agreement, the Merger and the Option Agreement.

          C.  Pursuant to Section 26 of the Rights
Agreement, the Board of Directors of the Company has determined that an amendment to the Rights Agreement as set forth herein is necessary and desirable in connection with the foregoing and the Company and the Rights Agent desire to evidence such amendment in writing.

          Accordingly, the parties agree as follows:

          1. AMENDMENT OF SECTION 1(a). Section 1(a) of the Rights Agreement is amended to add the following sentence at the end thereof:

          "Notwithstanding anything in this Rights Agreement to the contrary, neither First Bank nor any of its existing or future Affiliates or Associates shall be deemed to be an Acquiring Person solely by virtue of (i) the execution of the Merger Agreement and the Option Agreement, (ii) the acquisition of Common Stock pursuant to the Merger Agreement or the Option Agreement or the consummation of the Merger, or (iii) the con-summation of the other transactions contemplated by the Merger Agreement and the Option Agreement."

          2. AMENDMENT OF SECTION 1(m). Section 1(m) of the Rights Agreement is amended to add the following proviso at the end thereof:

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          "; provided, however, that no Triggering Event
          shall result solely by virtue of (i) the execution of the Merger Agreement and the Option Agreement,
          (ii) the acquisition of Common Stock pursuant to the Merger Agreement or the Option Agreement or the consummation of the Merger, or (iii) the con-summation of the other transactions contemplated by the Merger Agreement and the Option Agreement."

          3.  AMENDMENT OF SECTION 1.  Section 1 of the
Rights Agreement is further amended to add the following subparagraphs at the end thereof:

          (o) "Merger" shall have the meaning set forth in the Merger Agreement.

          (p) "Merger Agreement" shall mean the Agreement of Merger and Consolidation dated as of August 6, 1995, by and between First Bank and the Company, as amended from time to time."

          (q)  "First Bank" shall mean First Bank System,
     Inc., a Delaware corporation.

          (r)  "Option Agreement" shall mean that certain
     Stock Option Agreement, dated as of August 7, 1995, by and between First Bank and the Company, as amended from time to time."

          4. AMENDMENT OF SECTION 3(a). Section 3(a) of the Rights Agreement is amended to add the following sentence at the end thereof:

          "Notwithstanding anything in this Rights Agreement to the contrary, a Distribution Date shall not be deemed to have occurred solely by virtue of (i) the execution of the Merger Agreement and the Option Agreement, (ii) the acquisition of Common Stock pursuant to the Merger Agreement or the Option Agreement or the consummation of the Merger, or (iii) the consummation of the other transactions contemplated by the Merger Agreement and the Option Agreement."

          5. AMENDMENT OF SECTION 7(a). Section 7(a) of the Rights Agreement is amended to add the following sentence at the end thereof:

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          "Notwithstanding anything in this Rights Agreement
          to the contrary, neither (i) the execution of the Merger Agreement and the Option Agreement; (ii) the acquisition of Common Stock pursuant to the Merger Agreement or the Option Agreement or the consummation of the Merger; nor (iii) the consum-mation of the other transactions contemplated in the Merger Agreement and the Option Agreement, shall be deemed to be events which cause the Rights to become exercisable pursuant to the provisions of this Section 7 or otherwise."

          6.  AMENDMENT OF SECTION 11.  Section 11 of the
Rights Agreement is amended to add the following sentence after the first sentence of said Section:

          "Notwithstanding anything in this Rights Agreement to the contrary, neither (i) the execution of the Merger Agreement and the Option Agreement; (ii) the acquisition of Common Stock pursuant to the Merger Agreement or the Option Agreement or the consummation of the Merger; nor (iii) the consum-mation of the other transactions contemplated in the Merger Agreement and the Option Agreement, shall be deemed to cause the Rights to be adjusted or to become exercisable in accordance with this
          Section 11."

          7.  AMENDMENT OF SECTION 13.  Section 13 of the
Rights Agreement is amended to add the following sentence at the end thereof:

          "Notwithstanding anything in this Rights Agreement to the contrary, neither (i) the execution of the Merger Agreement and the Option Agreement; (ii) the acquisition of Common Stock pursuant to the Merger Agreement or the Option Agreement or the consummation of the Merger; nor (iii) the consum-mation of the other transactions contemplated in the Merger Agreement and the Option Agreement, shall be deemed to be events of the type described in this Section 13 or to cause the Rights to be adjusted or to become exercisable in accordance with Section 13."

          8. EFFECTIVENESS. This Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights
Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

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

          9. MISCELLANEOUS. This Amendment shall be deemed to be a contract made under the laws of the State of Nebraska and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be effected, impaired or in-validated.

          EXECUTED as of the date set forth above.


Attest:                            FIRSTIER FINANCIAL, INC.


-----------------------            ---------------------------
Name:                              Name:
Title:                             Title:


Attest:                            STATE STREET BANK AND
                                     TRUST COMPANY

------------------------           ---------------------------
Name:                              Name:
Title:                             Title:

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